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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (File Nos. 333-23361, 333-23367 and 333-80633) of our
report dated February 18, 2000, except as to Note 17 as to which the date is March 10, 2000, relating to the consolidated financial statements of Micro Therapeutics, Inc., which appear in this Annual Report on Form 10-KSB.



PRICEWATERHOUSECOOPERS LLP
Orange County, California
April 5, 2000